SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    01/24/00



                       Internet Stock Market Resources, Inc.
                      (Formerly Internet Stock Exchange Corp.)
             (Exact name of registrant as specified in its charter)




             Delaware                  33-21481-FW             76-0246940
             --------                  -----------             ----------
    (State of Jurisdiction of         (File Number)             (Federal
  incorporation or organization)                             Identification
                                                                 Number)





                        405 Central Avenue, 102 Lobby Level
                              St. Petersburg, FL  33701
                             ---------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)

                                 ITEMS REPORTED

ITEM 5.  OTHER EVENTS

    A press release regarding the Company's addition of Masterpiece Technology Group, Inc. to its listed members organization was sent on January 24, 2000 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.1)
    A press release regarding the Company's addition of Professional Transportation Group Ltd, Inc. to its listed members organization was sent on January 25, 2000 by facsimile or electronic transmission to various businesses and general news wire services.
(See Exhibit 99.2)
    A press release correcting errors in the Company's January 25, 2000 press release regarding Professional Transportation Group Ltd, Inc. was sent on January 26, 2000 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.3)
    A press release regarding the Company's addition of VirtualAcademics.com, Inc. to its listed members organization was sent on January 27, 2000 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.4)
    A press release regarding the Company's addition of Omni Assets, Inc. to its listed members organization was sent on January 31, 2000 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.5)
    A press release regarding the Company's addition of Phoenix Resources Technologies, Inc. to its listed members organization was sent on February 1, 2000 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.6)
    A press release regarding the Company's addition of American Communications Enterprises, Inc. to its listed members organization was sent on February 1, 2000 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.7)
    The Company herewith states that no other company mentioned in any of the aforementioned press releases of Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 is related to Internet Stock Market Resources, Inc. except through normal business relationships.

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Market Resources, Inc.
               99.2 Press Release from Internet Stock Market Resources, Inc.
               99.3 Press Release from Internet Stock Market Resources, Inc.
               99.4 Press Release from Internet Stock Market Resources, Inc.
               99.5 Press Release from Internet Stock Market Resources, Inc.
               99.6 Press Release from Internet Stock Market Resources, Inc.
               99.7 Press Release from Internet Stock Market Resources, Inc.

                                   SIGNATURES


Pursuant of the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Internet Stock Market Resources, Inc.
                                        (Registrant)



DATE:     2/03/00                   By: /s/ Anastasios Kyriakides
                                        ----------------------------
                                        Anastasios Kyriakides
                                        Chairman/Director

                                INDEX TO EXHIBITS



         Exhibit Number         Description

             99.1 Press Release of January 24, 2000 from Internet Stock Market Resources, Inc.

             99.2 Press Release of January 25, 2000 from Internet Stock Market Resources, Inc.

             99.3 Press Release of January 26, 2000 from Internet Stock Market Resources, Inc.

             99.4 Press Release of January 27, 2000 from Internet Stock Market Resources, Inc.

             99.5 Press Release of January 31, 2000 from Internet Stock Market Resources, Inc.

             99.6 Press Release of February 1, 2000 from Internet Stock Market Resources, Inc.

             99.7 Press Release of February 1, 2000 from Internet Stock Market Resources, Inc.